SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) July 22, 1997
                                                    -------------------

                      Commission File Number 0-7624
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                  WESTERN MASSACHUSETTS ELECTRIC COMPANY
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          (Exact name of registrant as specified in its charter)


               MASSACHUSETTS                      04-1961130
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


  174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
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              (Address of principal executive offices)      (Zip Code)


                            (413) 785-5871
                            --------------
            (Registrant's telephone number, including area code)


                            Not Applicable
                            --------------
       (Former name or former address, if changed since last report)

Item 5. Other Events

Western Massachusetts Electric Company (WMECO), expects to incur a loss in the range of $15 million to $20 million for the second quarter of 1997. For the calendar year 1997, while all three Millstone units are out of service, WMECO expects to operate on a roughly break even basis.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          WESTERN MASSACHUSETTS ELECTRIC COMPANY
                          --------------------------------------
                                         Registrant




Date  July 24, 1997              By /s/John H. Forsgren
     --------------------          -----------------------------------
                                        John H. Forsgren
                                        Executive Vice President
                                        and Chief Financial Officer